SUMMARY PROSPECTUS

Lord Abbett Global Bond Fund

MAY 1, 2023

CLASS/TICKER
CLASS A	LAGGX	CLASS I	LGBYX	CLASS R5	LGBVX
CLASS C	LGFCX	CLASS R2	N/A	CLASS R6	LGBWX
CLASS F	LGBFX	CLASS R3	LGBRX
CLASS F3	LGBOX	CLASS R4	LGBUX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund at www.lordabbett.com/documentsandliterature. You can also get this information at no cost by calling 888-522-2388 (Option #2) or by sending an email request to literature@lordabbett.com. The current prospectus and statement of additional information dated May 1, 2023 as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 88 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A	C	F, F3, I, R2, R3, R4, R5, and R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I
Management Fees	0.43%	0.43%	0.43%	0.43%	0.43%
Distribution and Service (12b-1) Fees	0.20%	0.82%(4)	0.10%	None	None
Other Expenses	2.13%	2.13%	2.13%	2.13%	2.13%
Total Annual Fund Operating Expenses	2.76%	3.38%	2.66%	2.56%	2.56%
Fee Waiver and/or Expense Reimbursement(5)	(1.98)%	(1.98)%	(2.08)%(6)	(1.98)%	(1.98)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(5)	0.78%	1.40%	0.58%	0.58%	0.58%

SUMMARY – Global Bond Fund

Annual Fund Operating Expenses (continued)
(Expenses that you pay each year as a percentage of the value of your investment)
Class	R2	R3	R4	R5	R6
Management Fees	0.43%	0.43%	0.43%	0.43%	0.43%
Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None
Other Expenses	2.13%	2.13%	2.13%	2.13%	2.13%
Total Annual Fund Operating Expenses	3.16%	3.06%	2.81%	2.56%	2.56%
Fee Waiver and/or Expense Reimbursement(5)	(1.98)%	(1.98)%	(1.98)%	(1.98)%	(1.98)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(5)	1.18%	1.08%	0.83%	0.58%	0.58%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(5)

For the period from May 1, 2023 through April 30, 2024, Lord, Abbett & Co. LLC (“Lord Abbett”) has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any applicable 12b-1 fees, acquired fund fees and expenses, interest-related expenses, taxes, expenses related to litigation and potential litigation, and extraordinary expenses, to an annual rate of 0.58% for all classes. This agreement may be terminated only by the Fund’s Board of Directors.

(6)

For the period from May 1, 2023 through April 30, 2024, Lord Abbett Distributor LLC (“Lord Abbett Distributor”) has contractually agreed to waive the Fund’s 0.10% Rule 12b-1 fee for Class F shares. This agreement may be terminated only by the Fund’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SUMMARY – Global Bond Fund

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$303	$878	$1,479	$3,103	$303	$878	$1,479	$3,103
Class C Shares	$243	$854	$1,589	$3,391	$143	$854	$1,589	$3,391
Class F Shares	$59	$628	$1,223	$2,838	$59	$628	$1,223	$2,838
Class F3 Shares	$59	$607	$1,182	$2,746	$59	$607	$1,182	$2,746
Class I Shares	$59	$607	$1,182	$2,746	$59	$607	$1,182	$2,746
Class R2 Shares	$120	$789	$1,482	$3,329	$120	$789	$1,482	$3,329
Class R3 Shares	$110	$759	$1,432	$3,235	$110	$759	$1,432	$3,235
Class R4 Shares	$85	$683	$1,308	$2,994	$85	$683	$1,308	$2,994
Class R5 Shares	$59	$607	$1,182	$2,746	$59	$607	$1,182	$2,746
Class R6 Shares	$59	$607	$1,182	$2,746	$59	$607	$1,182	$2,746

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 179% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing across multiple sectors in developed and emerging markets located throughout the world. To pursue its objective, under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds and other fixed income securities and derivative instruments intended to provide economic exposure to such securities.

Under normal conditions, the Fund’s investments consist of the following types of U.S. and foreign (including emerging market) securities and other financial instruments:

• government securities;

• investment grade fixed income securities;

• mortgage-backed, mortgage-related, and other asset-backed securities;

• high-yield fixed income securities (commonly referred to as “below investment grade” or “junk” bonds);

• inflation-linked instruments;

• loans, including bridge loans, novations, assignments, and participations; and

• convertible securities.

SUMMARY – Global Bond Fund

Investment grade fixed income securities are rated, at the time of purchase, within the four highest grades assigned by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. The Fund may invest in individual securities of any credit quality, maturity, or duration. The Fund may invest without limit in high-yield debt securities (commonly referred to as “below investment grade” or “junk” bonds).

Under normal conditions, the Fund will invest at least 40% of its net assets, unless conditions are deemed to be unfavorable, in which case the Fund will invest at least 30% of its net assets, in securities of issuers economically tied to countries outside the U.S. The Fund will deem an issuer to be economically tied to a non-U.S. country by looking at a number of factors, including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. The Fund normally will invest in companies located in at least three countries outside of the U.S. The Fund may invest a substantial part of its assets in just one country and is not required to allocate its investments in any set percentages in any particular countries. The Fund may hold non-U.S. currencies without holding any bonds or other income-producing securities denominated in those currencies. The Fund may invest in U.S. dollar-denominated or non-U.S. dollar denominated securities without limit.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. At its discretion, the Fund may engage in a variety of foreign currency-related transactions, including entering into forward foreign currency contracts to hedge against foreign currency fluctuations or to gain exposure to foreign currencies. The Fund is not required to hedge its non-dollar investments back to the U.S. dollar through the use of derivatives, but may do so from time to time as part of its strategy. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes.

The portfolio management team selects securities through identification of top-down themes and bottom-up, fundamental research. Top-down analysis includes assessment of global economic and capital market conditions, while bottom-up research includes analysis of an issuer’s management quality, credit risk, relative market position, and industry dynamics. The portfolio management team attempts to reduce risk through portfolio diversification, credit analysis, and attention to current developments and trends in interest rates and economic conditions. The investment team may also consider the risks and return potential presented by environmental, social, and governance (“ESG”) factors in investment decisions. The Fund may engage in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the

SUMMARY – Global Bond Fund

investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include American Depositary Receipts (“ADRs”). ADRs may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are

SUMMARY – Global Bond Fund

subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. To the extent the Fund invests in floating rate instruments, changes in short-term market interest rates may affect the yield on those investments. If short-term market interest rates fall, the yield on the Fund’s

SUMMARY – Global Bond Fund

shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates may be delayed. To the extent the Fund invests in fixed rate instruments, fluctuations in the market price of such investments may not affect interest income derived from those instruments, but may nonetheless affect the Fund’s net asset value (“NAV”), especially if the instrument has a longer maturity. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet higher debt service requirements. Recently, there have been signs of inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The United States is currently experiencing a rising interest rate environment, which may increase the Fund’s exposure to risks associated with rising interest rates.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

• Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If the Fund overweights a single industry or sector relative to its benchmark index, the Fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities (“CMBS”) and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates

SUMMARY – Global Bond Fund

and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

• Commercial Mortgage-Backed Securities Risk: CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

• Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that the Fund invests in convertible securities and the investment value of the convertible security is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural

SUMMARY – Global Bond Fund

subordination and may be subordinated to other obligations of the borrower or its subsidiaries.

• Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due to, for example, cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. There is no legal process for collecting sovereign debt that is not repaid, nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

• The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

• Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

• The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

• The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

• Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

• The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance

SUMMARY – Global Bond Fund

could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

• Geographic Focus Risk: To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such region may have a greater impact on Fund performance.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains taxable as ordinary income when distributed to shareholders.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class R2 shares because the Fund has no Class R2 shares outstanding. Class R2 shares of the Fund are not currently offered.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

SUMMARY – Global Bond Fund

Bar Chart (per calendar year) - Class A Shares Best Quarter 2nd Q 2020 +6.41% Worst Quarter 2nd Q 2022 -9.97%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

SUMMARY – Global Bond Fund

Average Annual Total Returns
(for the periods ended December 31, 2022)
Class	1 Year	Life of Class	Inception Date for Performance
Class A Shares			7/31/2018
Before Taxes	-17.38%	-1.73%
After Taxes on Distributions	-18.36%	-3.12%
After Taxes on Distributions and Sale of Fund Shares	-10.27%	-1.80%
Class C Shares(1)	-16.79%	-1.88%	7/31/2018
Class F Shares	-15.36%	-1.02%	7/31/2018
Class F3 Shares	-15.26%	-0.96%	7/31/2018
Class I Shares	-15.27%	-1.02%	7/31/2018
Class R3 Shares	-15.70%	-1.52%	7/31/2018
Class R4 Shares	-15.57%	-1.27%	7/31/2018
Class R5 Shares	-15.27%	-1.02%	7/31/2018
Class R6 Shares	-15.27%	-0.96%	7/31/2018
Index
Bloomberg Global Aggregate Bond Index	-16.25%	-1.51%	7/31/2018
(reflects no deduction for fees, expenses, or taxes)

(1)	Class C shares convert to Class A shares eight years after purchase. Class C share performance does not reflect the impact of such conversion to Class A shares.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord Abbett.

SUMMARY – Global Bond Fund

Portfolio Managers.

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Leah G. Traub, Partner and Portfolio Manager	2018
Andrew H. O’Brien, Partner and Portfolio Manager	2018
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2018
Kewjin Yuoh, Partner and Portfolio Manager	2018
Annika M. Lombardi, Managing Director and Portfolio Manager	2019

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class R2 shares of the Fund are not currently offered. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments
Class	A(1) and C	F, F3, R2, R3, R4, R5, and R6	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,000 Additional: No minimum	N/A	Initial: $1 million Additional: No minimum
Invest-A-Matic Accounts(2)	Initial: $250 Additional: $50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its NAV. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or Attention: 534489, 500 Ross Street 154-0520,

SUMMARY – Global Bond Fund

Pittsburgh, PA 15262 (overnight mail), by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

The Fund’s distributions, if any, generally are taxable to you as ordinary income, capital gains or a combination of the two, unless you are a tax-exempt investor or investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Any withdrawals from such a tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

SUMMARY – Global Bond Fund

Investment Company Act File Number: 811-05476

GBF-7SUM (05/23)